                                                                      EXHIBIT 99


[FORTUNE BRANDS, INC. LOGO]                                      NEWS RELEASE
                                                                 NEWS RELEASE
                                                                 NEWS RELEASE


CONTACT:
MEDIA RELATIONS:                    INVESTOR RELATIONS:
CLARKSON HINE                       ANTHONY J. DIAZ
(847) 484-4415                      (847) 484-4410


     FORTUNE BRANDS REPORTS RECORD SECOND QUARTER RESULTS
-    DILUTED EPS GROWS TO 89 CENTS, UP 39% BEFORE NET GAIN FROM ONE-TIME ITEMS
-    CABINETS & LEADING CONSUMER BRANDS DRIVE STRONG TOP-LINE GROWTH
-    HIGH-RETURN STRATEGIC INITIATIVES ADD TO BROAD-BASED PROFIT INCREASE

Lincolnshire, IL, July 18, 2002 - Fortune Brands, Inc. (NYSE: FO), a leading consumer brands company, today reported record results for the second quarter of 2002. Diluted earnings per share grew to 89 cents before a net gain from one-time items, up 39% from 64 cents a year ago. Excluding a previously announced 8-cents-per-share benefit from the new goodwill accounting standards, diluted EPS was 27% higher. Including a one-time after-tax net gain of $58.4 million resulting from a tax refund that exceeded restructuring and non-recurring charges related to the previously announced repositioning of the office products business, net income was $196.9 million, or $1.27 per diluted share.

Fortune Brands' results reflect broad-based operational strength in the quarter, with especially robust demand for the company's Aristokraft, Schrock and newly acquired Omega kitchen and bath cabinets, plus strong performance for leading consumer brands including Moen, Titleist and Jim Beam. In addition to strong top-line growth, operating profit and earnings per share benefited from improved margins, positive operating leverage in the home products business, the continued success of the high-return Jim Beam-ABSOLUT distribution alliance, ongoing cost containment, significant improvements in working capital management and lower interest expense.

On a comparable basis, sales grew 5% and operating profit increased 11%. Comparable results exclude the impact of the Omega cabinets acquisition, the divestiture of the UK-based Scotch business, excise taxes, favorable foreign exchange and June 2001 sales of ABSOLUT vodka recorded on an interim basis.

Financial highlights include:

- Record sales, +8% to $1.51 billion (+5% on a comparable basis)
- Record operating profit, +16% to $251.4 million (+11% comparable)
- Record diluted EPS, +39% to 89 cents before net gains from one-time items
- Return on equity up 245 basis points to more than 21%
- Year-to-date share repurchases total 1.8 million shares


                                     (MORE)
                             WWW.FORTUNEBRANDS.COM

FORTUNE BRANDS REPORTS RECORD SECOND QUARTER RESULTS, PAGE 2

"At a time when investors are searching for reliable earnings, consistent growth and increasing returns, Fortune Brands delivered once again," said Fortune Brands chairman & chief executive officer Norm Wesley. "Our strategy delivered broad-based growth in the second quarter as every one of our businesses generated underlying profit increases of 7% or more. Our continuous brand investments paid off in strong top-line growth, and the success of our strategic initiatives - including the Jim Beam-ABSOLUT alliance, the Omega cabinets acquisition and our office products repositioning - drove profits even higher."

                     OUTLOOK FOR THIRD QUARTER AND FULL YEAR

"We're upbeat about our prospects for the second half of 2002, though uncertainty remains in the global economies," said Wesley. "The strength of our consumer brands and the success of our strategy position Fortune Brands well to deliver solid double-digit EPS growth in the third quarter and for the full year."

Wall Street securities analysts currently estimate that Fortune Brands will earn between 76 and 81 cents per diluted share in the third quarter (up from 60 cents last year) and between $3.14 and $3.17 for the full year (up from $2.41).

"Our targets for both third quarter and full-year performance are within the range of analysts' current estimates," Wesley added. "Achieving these targets would result in solid double-digit growth in earnings per share, even before the benefit of lower goodwill amortization. As we've previously disclosed, the new FAS 142 goodwill accounting standards will benefit quarterly results by 8 cents and the full year by 31 cents. Excluding these benefits and one-time items, meeting our earnings targets would result in diluted EPS growth of 13-22% for the third quarter and 17-19% for the full year."

                          NET GAIN FROM ONE-TIME ITEMS

In the second quarter, the company recorded an after-tax net gain of $58.4 million from one-time items. The one-time items were: a credit of $71.3 million for a tax refund resulting from new regulations issued by the IRS permitting utilization of a previously disallowed capital loss; and $12.9 million in after-tax restructuring and other non-recurring charges for the ongoing consolidation and closure of manufacturing and distribution facilities in the office product business.

                                      * * *

Fortune Brands, Inc. is a consumer products company with annual sales exceeding $5.5 billion. Its operating companies have premier brands and leading market positions in home and hardware products, spirits and wine, golf equipment and office products. Home and hardware brands include Moen faucets, Aristokraft, Schrock and Omega cabinets, Master Lock padlocks and Waterloo tool storage sold by units of MasterBrand Industries, Inc. Major spirits and wine brands sold by units of Jim Beam Brands Worldwide, Inc. include Jim Beam and Knob Creek bourbons, DeKuyper cordials, The Dalmore single malt Scotch, Vox vodka and Geyser Peak and Canyon Road wines. Acushnet Company's golf brands include Titleist, Cobra and FootJoy. Office brands


                                     (MORE)
                             WWW.FORTUNEBRANDS.COM

FORTUNE BRANDS REPORTS RECORD SECOND QUARTER RESULTS, PAGE 3

include Day-Timer, Swingline, Kensington and Wilson Jones sold by units of ACCO World Corporation. Fortune Brands, headquartered in Lincolnshire, Illinois, is traded on the New York Stock Exchange under the ticker symbol FO and is included in the S&P 500 Index.

To receive company news releases by e-mail, please visit WWW.FORTUNEBRANDS.COM.
                                                         ---------------------

                                      * * *

This press release contains statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Readers are cautioned that these forward-looking statements speak only as of the date hereof. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to changes in general economic conditions, foreign exchange rate fluctuations, changes in interest rates, returns on pension assets, competitive product and pricing pressures, trade consolidations, the impact of excise tax increases with respect to distilled spirits, regulatory developments, the uncertainties of litigation, changes in golf equipment regulatory standards, the impact of weather, particularly on the home products and golf brand groups, expenses and disruptions related to shifts in manufacturing to different locations and sources, challenges in the integration of acquisitions and joint ventures, as well as other risks and uncertainties detailed from time to time in the Company's Securities and Exchange Commission filings.

                                      # # #

                              FORTUNE BRANDS, INC.
                        CONSOLIDATED STATEMENT OF INCOME
                     (In millions, except per share amounts)
                                   (Unaudited)

                                                   Three Months Ended June 30,
                                                2002          2001      % Change

Net Sales*                                     1,513.1       1,405.8        7.6

    Cost of goods sold                           822.8         768.4        7.1

    Excise taxes on spirits and wine              74.6          88.2      (15.4)

    Advertising, selling, general
         and administrative expenses*            375.7         340.9       10.2

    Amortization of intangibles                    3.4          15.8      (78.5)

    Restructuring and other
          nonrecurring charges                    19.5          42.3      (53.9)

    Interest expense                              20.9          27.1      (22.9)

    Other (income) expense, net                  (23.4)         (2.5)        --

Income (Loss) Before Taxes                       219.6         125.6       74.8

    Income taxes                                  18.9          20.8       (9.1)

    Minority interests                             3.8           1.9      100.0

Net Income (Loss)                                196.9         102.9       91.4

Earnings Per Common Share

    Basic

      Income from operations                      0.92          0.65       41.5

      Reversal of prior year tax
        reserve no longer required                  --          0.20         --

      Tax and interest income receivable          0.47            --         --

      Restructuring and other
         nonrecurring charges                    (0.08)        (0.18)      55.6

      Net Income (loss)                           1.31          0.67       95.5

   Diluted

     Income from operations                       0.89          0.64       39.1

     Reversal of prior year tax
        reserve no longer required                  --          0.20         --

     Tax and interest income receivable           0.46            --         --

     Restructuring and other
         nonrecurring charges                    (0.08)        (0.18)      55.6

     Net Income (loss)                            1.27          0.66       92.4

Avg. Common Shares Outstanding
     Basic                                       150.3         152.7       (1.6)
     Diluted                                     155.1         156.1       (0.6)

                              FORTUNE BRANDS, INC.
                        CONSOLIDATED STATEMENT OF INCOME
                     (In millions, except per share amounts)
                                   (Unaudited)

                                                    Six Months Ended June 30,
                                                 2002          2001    % Change

Net Sales*                                     2,783.8       2,677.4       4.0

    Cost of goods sold                         1,520.3       1,456.9       4.4

    Excise taxes on spirits and wine             149.3         171.4     (12.9)

    Advertising, selling, general
         and administrative expenses*            718.4         690.0       4.1

    Amortization of intangibles                    6.7          31.5     (78.7)

    Restructuring and other
          nonrecurring charges                    22.7          42.3     (46.3)

    Interest expense                              37.7          58.9     (36.0)

    Other (income) expense, net                  (29.5)         (2.7)       --

Income (Loss) Before Taxes                       358.2         229.1      56.4

    Income taxes                                  69.6          61.3      13.5

    Minority Interest                              7.7           3.4        --

Net Income (Loss)                                280.9         164.4      70.9

Earnings Per Common Share

    Basic

    Income from operations                        1.50          1.05      42.9

    Reversal of prior year tax
      reserve no longer required                    --          0.20        --

    Tax and interest income receivable            0.48            --        --

    Restructuring and other
         nonrecurring charges                    (0.10)        (0.18)     44.4

    Net Income (loss)                             1.88          1.07      75.7

    Diluted

    Income from operations                        1.46          1.03      41.7

    Reversal of prior year tax
      reserve no longer required                    --          0.20        --

    Tax and interest income receivable            0.46            --        --

    Restructuring and other
      nonrecurring charges                       (0.10)        (0.18)     44.4

    Net Income (loss)                             1.82          1.05      73.3

Avg. Common Shares Outstanding
    Basic                                        149.5         153.2      (2.4)
    Diluted                                      154.3         156.4      (1.3)

Actual Common Shares Outstanding
    Basic                                        150.4         152.3      (1.2)
    Diluted                                      155.3         156.2      (0.6)

*Prior periods restated to reflect the January 1, 2002 required adoption of EITF issue No. 00-14 relating to the accounting for certain sales incentives and No. 00-25 relating to the accounting for consideration from a vendor. This reclassification does not result in a change in the Company's earnings or earnings per common share.

                              FORTUNE BRANDS, INC.
                     (In millions, except per share amounts)
                                   (Unaudited)

SEGMENT DATA


                                               Three Months Ended
                                            June 30,
                                    2002              2001         % Change

Net Sales*

Home Products                   $    671.2        $    526.4         27.5

Spirits and Wine                     246.1             302.7       (18.7)/3.3***

Golf Products                        334.7             300.4         11.4

Office Products                      261.1             276.3         (5.5)

Total                           $  1,513.1        $  1,405.8       7.6/12.8 ***

Operating Profit**

Home Products                   $    108.3        $     76.8         41.0

Spirits and Wine                      70.6              75.1       (6.0)/8.8***
Golf Products                         63.9              58.3          9.6
Office Products                        8.6               7.3         17.8

Total                           $    251.4        $    217.5       15.6/21.3***



                                              Six Months Ended
                                          June 30,
                                   2002             2001            % Change

Net Sales*

Home Products                   $  1,191.8        $    988.0         20.6

Spirits and Wine                     480.8             580.2       (17.1)/1.4***

Golf Products                        600.7             554.6          8.3

Office Products                      510.5             554.6         (8.0)

Total                           $  2,783.8        $  2,677.4       4.0 /8.3***

Operating Profit**

Home Products                   $    178.6        $    138.3         29.1

Spirits and Wine                     129.0             133.9       (3.7)/8.0 ***

Golf Products                         95.4              91.8          3.9

Office Products                       16.3              14.6         11.6

Total                           $    419.3        $    378.6       10.8/15.1 ***


* Prior periods restated to reflect the January 1, 2002 required adoption of EITF issue No. 00-14 relating to the accounting for certain sales incentives and No. 00-25 relating to the accounting for consideration from a vendor. This reclassification did not result in a change in the Company's operating profit, earnings, or earnings per common share.

** Operating profit (previously referred to as operating company contribution), is net sales less all costs and expenses other than restructuring and other nonrecurring charges, amortization of intangibles, corporate administrative expense, interest expense, other (income) expense, net, income taxes and minority interests.

*** Adjusted percentages reflect sales and operating profit for continuing operations, which exclude the impact of the Q4 2001 divestiture of the U.K. - based Scotch Whisky business and sales of Absolut recorded in 2001 on an interim basis. The three and six months' adjusted percentages for Spirits and Wine would be a 3.3% and 1.4% net sales increase and a 8.8% and 8.0% operating profit increase, respectively. For the consolidated Company, adjusted net sales increased by 12.8% and 8.3% and operating profit increased 21.3% and 15.1% for the three and six month periods ended June 30, 2002, respectively.

INCOME FROM OPERATIONS BEFORE NET GAINS & CHARGES

The following sets forth income from operations before net gains & charges, which in 2002 represents income before the $19.5 million ($12.9 million after tax) and $22.7 million ($15.1 million after tax) restructuring and other nonrecurring charges taken in the three-month and six-month periods ended June 30, 2002, respectively. In addition, income from operations before charges is adjusted to exclude a $61.7 million tax refund and interest income on tax receivable $14.9 million ($9.6 million after tax) taken in the three-month and six-month periods ended June 30, 2002, respectively.

In addition, the following sets forth income from operations before net gains & charges, which in 2001 represents income before the $42.3 million ($27.8 million after tax) restructuring and other nonrecurring charges taken in the three-month and six-month periods ended June 30, 2001. In addition, income from operations before charges is adjusted to exclude a $31.0 million tax reserve reversal taken in both the three-month and six-month periods ended June 30, 2001.

                                                          Three Months Ended June 30,
                                                         2002        2001     % Change
Income from Operations Before Net Gains & Charges     $   138.5   $    99.7     38.9

Earnings Per Common Share
Basic                                                 $    0.92   $    0.65     41.5
Diluted                                                    0.89        0.64     39.1

                                                           Six Months Ended June 30,
                                                         2002        2001     % Change
Income from Operations Before Net Gains & Charges     $   224.7   $   161.2     39.4

Earnings Per Common Share
Basic                                                 $    1.50   $    1.05     42.9
Diluted                                                    1.46        1.03     41.7

RESTRUCTURING AND OTHER NONRECURRING CHARGES
The Company recorded pre-tax restructuring and nonrecurring charges of $19.5 million ($12.9 million after tax) and $22.7 million ($15.1 million after tax) in the three-month and six-months periods ended June 30, 2002. The charges relate to rationalization of operations in the office segment.

                                                           Three Months Ended
                                                              June 30, 2002
                                                 (In millions, except per share amounts)

                                                             Nonrecurring
                            Restructuring   Cost of Sales Charges      SG & A Charges      Total
Office Products              $      17.5         $    1.8                 $    0.2        $  19.5
Total                        $      17.5         $    1.8                 $    0.2        $  19.5

Income Tax Benefit                                                                            6.6
Net Charge                                                                                $  12.9

Charge Per Common Share

Basic                                                                                     $  0.08
Diluted                                                                                   $  0.08


                                                            Six Months Ended
                                                              June 30, 2002
                                                 (In millions, except per share amounts)

                                                             Nonrecurring
                            Restructuring   Cost of Sales Charges      SG & A Charges      Total
Office Products              $      19.3         $    2.5                 $    0.9        $  22.7
Total                        $      19.3         $    2.5                 $    0.9        $  22.7

Income Tax Benefit                                                                            7.6
Net Charge                                                                                $  15.1

Charge Per Common Share

Basic                                                                                     $  0.10
Diluted                                                                                   $  0.10

                              FORTUNE BRANDS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                  (In millions)

                                                    June 30,        June 30,
                                                      2002           2001
                                                         (Unaudited)
Assets

   Current assets
      Cash and cash equivalents                   $     55.7      $     71.0
      Accounts receivable, net                         970.0           966.8
      Inventories                                      834.5         1,038.3
      Other current assets                             234.7           217.4

         Total current assets                        2,094.9         2,293.5

   Property, plant and equipment, net                1,194.8         1,199.5
   Intangibles resulting from
     business acquisitions, net                      2,267.9         1,960.2
   Other assets                                        417.8           362.6

         Total assets                             $  5,975.4      $  5,815.8

Liabilities and Stockholders' Equity

   Current liabilities
      Short-term debt                             $    398.3      $    454.9
      Current portion of long-term debt                  1.1             6.4
      Other current liabilities                      1,233.0         1,245.8

         Total current liabilities                   1,632.4         1,707.1

   Long-term debt                                      974.8           951.3
   Other long-term liabilities                         589.1           620.2
   Minority interests                                  398.2           389.3

         Total liabilities                           3,594.5         3,667.9

   Stockholders' equity                              2,380.9         2,147.9

         Total liabilities and
           stockholders' equity                   $  5,975.4      $  5,815.8